Exhibit 99.2
Contact
Thomas H. King
Executive Vice President and
Chief Financial Officer
(404) 687-5905
ALLIED HOLDINGS, INC. FILES JOINT PLAN OF REORGANIZATION
Decatur, Georgia, March 6, 2007 — Allied Holdings, Inc. (AHIZQ.PK) announced today that a joint plan of reorganization of Allied Holdings, Inc. and affiliated debtors was filed on Friday, March 2, 2007, by Allied, affiliates of The Yucaipa Companies, LLC and the Teamsters National Automotive Transportation Industry Negotiating Committee (“TNATINC”). Allied announced that a disclosure statement in regard to the plan of reorganization was filed as well. The filings were made in the U.S. Bankruptcy Court for the Northern District of Georgia.
Among the issues contemplated by the plan of reorganization is a modification to the Company’s current collective bargaining agreement between the Company and TNATINC on terms and conditions set forth in a term sheet previously executed by Yucaipa and TNATINC and filed with the bankruptcy court. The term sheet regarding modifications to the collective bargaining agreement was attached to a stipulation regarding a plan of reorganization filed by Allied and Yucaipa in the bankruptcy court on February 26, 2007. The plan of reorganization requires that various conditions must be satisfied in order for the modified collective bargaining agreement to go into effect, including the ratification of such modifications by the employees of Allied who are covered by the collective bargaining agreement and the satisfaction of other remaining terms and conditions of the term sheet.
The disclosure statement presently includes certain summary information regarding aspects of the Company’s business plan. The Company anticipates that the disclosure statement will be supplemented in the future with additional information regarding the business plan after the Company has completed additional steps to be taken by the Company in an effort to continue to create value for its stakeholders. The disclosure statement does not include a valuation analysis, but anticipates that a valuation analysis will be provided as a supplement to the disclosure statement.
The disclosure statement contemplates that the Company’s secured lenders will be paid in cash upon emergence from bankruptcy and that the Company’s unsecured creditors will receive a recovery for their allowed claims in the form of equity of the reorganized Allied upon its emergence from bankruptcy, in each case subject to assumptions and conditions set forth in the plan of reorganization and the disclosure statement. The plan does not contemplate a recovery for Allied’s current equity holders.
The Company will continue to work in order to improve its prospects for its emergence from bankruptcy and in an effort to create value for all of its stakeholders. The plan provides the Company with the right to withdraw as a co-proponent of the plan if, in the exercise of its fiduciary duties, the Board of the Company determines it to be in the best interest of the Company and all of its stakeholders to do so. If the Company withdraws as a co-proponent of the plan, the Company will not maintain the exclusive right to file a plan of reorganization of the Company.
The disclosure statement and plan of reorganization filed on March 2 include various additional matters required in order for Allied to emerge from bankruptcy under the Chapter 11 process, including descriptions of who will be eligible to vote on the plan of reorganization and the voting process.
The Company presently believes that it will be in a position to emerge from Chapter 11 in the summer of 2007, assuming the various conditions to the plan are satisfied.
About Allied Holdings
Allied Holdings, Inc. is the parent company of several subsidiaries engaged in providing distribution and transportation services of new and used vehicles to the automotive industry. The services of Allied’s subsidiaries span the finished vehicle continuum, and include car-hauling, intramodal transport, inspection, accessorization and dealer prep. Allied, through its subsidiaries, is the leading company in North America specializing in the delivery of new and used vehicles.
Forward-Looking Statements
Statements included in this press release that are not strictly historical are “forward-looking” statements. Such statements include, without limitations, any statements containing the words “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “seek,” and similar expressions. These forward- looking statements involve a number of risks and uncertainties that could cause Allied’s actual results to differ materially from those suggested by the forward-looking statements and are beyond the Company’s ability to control or predict.
With respect to the Company’s Chapter 11 reorganization process, these risks include, but are not limited to, the following: the Company’s ability to continue as a going concern and fund its cash requirements through the effective date of a plan of reorganization; the ability of the Company to confirm and consummate the plan of reorganization (or an alternative plan), which depends on a number of factors, including the Bankruptcy Court’s approval of the disclosure statement related to the plan of reorganization, the Company’s ability to obtain creditor approval thereof, the Company’s ability to satisfy the conditions to obtaining exit financing, and the Bankruptcy Court’s confirmation of the plan of reorganization; the ability of the Company to operate under the terms of the DIP facility and to extend the term of the facility if required; sufficient cash availability for the Company to meet its working capital needs; the Company’s ability to negotiate a new collective bargaining agreement with its employees in the U.S. represented by the U.S. Teamsters; labor disputes involving the Company and its employees; risks associated with third parties seeking and obtaining court approval to modify or terminate the automatic stay, appoint a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the Company’s ability to maintain contracts that are critical to its operations; and the ability of the Company to retain key executives and employees.
In addition, the Company faces a number of risks with respect to its continuing business operations, including, but not limited to: the highly competitive nature of the automotive distribution industry; dependence on the automotive industry and ongoing initiatives of customers to reduce costs; loss or reduction of revenues generated by the Company’s major customers or the loss of any such customers; the variability of OEM production and seasonality of the automotive distribution industry; the Company’s highly leveraged financial position; the Company’s ability to obtain financing in the future; the Company’s ability to fund future capital requirements; increased costs, capital expenditure requirements and other consequences of the Company’s aging fleet of Rigs as well as Rig purchasing cycles; dependence on key personnel; and the availability of qualified drivers.
Additional information concerning the risks and uncertainties that could cause differences between actual results and forward-looking statements is included in Allied’s Securities and Exchange Act filings, including its Form 10-Q for the quarter ended September 30, 2006. Allied cautions readers not to place undue reliance on the forward-looking statements and Allied also disclaims any obligation to update or review forward-looking statements, except as may be required by law.
The risks and uncertainties and the terms of any reorganization plan ultimately confirmed can affect the value of Allied’s various pre-petition liabilities, common stock and/or other securities. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these liabilities or securities. As stated above, Allied believes that its currently outstanding common stock will have no value and will be canceled under the plan of reorganization, and that the value of our various pre-petition liabilities and other securities is highly speculative. Accordingly, caution should be exercised with respect to existing and future investments in any of these liabilities and/or securities.
The statements set forth in this press release are not a solicitation of votes for or against the plan of reorganization. The solicitation of any votes for or against the plan of reorganization will be made only through a disclosure statement approved by the bankruptcy court pursuant to Section 1125 of the Bankruptcy Code.
NOTE: For additional information about Allied, please visit our website at www.alliedholdings.com.